                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: November 13, 2001

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                         000-23174                  84-1169286
(State or other jurisdiction              (Commission                (IRS Employer
      of incorporation)                Identification No.)            File Number)

                   1415 Larimer Street, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 359-3300

                                      None
          (Former name or former address, if changes since last report)

 Item  5.  Other  Events.  Press  Release,  dated  November  13,  2001,  reporting  that a shareholder lawsuit has been filed.

Exhibits
--------

Exhibit 99.1    Copy of above press release.

                                   SIGNATURES

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.
                                            THE QUIZNO'S CORPORATION

Date: November 14, 2001                                  By: /s/John L. Gallivan
                                                                ----------------
                                                                John L. Gallivan
                                                                Chief Financial Officer